UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
July 29, 2013
Date of Report (Date of earliest event reported)

Caesars Entertainment Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Caesars Palace Drive
Las Vegas, Nevada 89109
(Address of principal executive offices) (Zip Code)
(702) 407-6000
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

On July 29, 2012, Caesars Entertainment Corporation (the “Registrant”) filed a Current Report on Form 8-K (the “Report”) with the Securities and Exchange Commission to report the Registrant’s financial results for the second-quarter 2013.  This Amendment No. 1 to the Current Report on Form 8-K/A amends Items 2.02 and 9.01 of the Report to include a corrected version of the prepared remarks, including corrected information regarding debt repurchases during the quarter.
Item 2.02 Results of Operations and Financial Condition
Attached and incorporated herein by reference as Exhibit 99.1 is the corrected prepared remarks of the Registrant, dated July 30, 2013, reporting the Registrant’s second-quarter 2013 financial results.
The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.
Item 9.0 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed herewith:
99.1 Prepared remarks, dated July 30, 2013, as corrected.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2013	CAESARS ENTERTAINMENT CORPORATION

By: /s/ Michael D. Cohen
Michael D. Cohen
Senior Vice President, Deputy General Counsel
and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Prepared remarks, dated July 30, 2013, as corrected.